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                                                                   EXHIBIT 10.16

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 21, 1998, by and between IMCO Recycling Inc., a Delaware corporation (the "Company"), and the Stockholders (as defined below).


                                   RECITALS
                                   --------

     WHEREAS, the Company and the Stockholders have entered into a Memorandum of Purchase and Sale Agreement dated July 21, 1998 (the "Purchase Agreement"), pursuant to which the Company has acquired all of the issued and outstanding capital stock of U.S. Zinc Corporation, a Delaware corporation; and

     WHEREAS, pursuant to the Purchase Agreement, each of the Stockholders has acquired shares of the Company's common stock, $0.10 par value per share ("Common Stock") and certain warrants (the "Warrants") to acquire shares of Common Stock (the shares acquired pursuant to the Purchase Agreement and acquired upon exercise or in exchange for the Warrant in accordance with its terms being collectively referred to herein as the "Shares"); and

     WHEREAS, the Company wishes to grant each of the Stockholders certain registration rights upon and subject to the terms and conditions as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and in the Purchase Agreement, the parties hereby agree as follows:

     1.  Certain Definitions.  In addition to the other capitalized terms
         -------------------
defined throughout this Agreement, as used in this Agreement, the following terms shall have the meanings set forth below:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Registrable Securities" shall mean (i) the Shares and any and all shares of Common Stock issued or issuable at any time or from time to time in respect of which the Company has previously or may in the future grant in writing registration rights and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares or the Registrable Securities upon a stock split, stock dividend, recapitalization or other similar event involving the Company.

     The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "S-3 Demand Registration" shall have the meaning ascribed to such term in
Section 2.1(e).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by a Stockholder and all fees and disbursements of counsel for such Stockholder.

     "Stockholders" shall mean the owners of Common Stock identified on the signature page hereof, each of whom is referred to individually herein as a "Stockholder" and a transferee of Registrable Securities from a Stockholder, provided such transfer complies with Section 3.2 of this Agreement.

     "Underwritten Public Offering" shall mean a public offering in which Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriters.

     2.  Registration Rights.
         -------------------

         2.1  Demand Registration
              -------------------

          (a)  Request for Registration.  Subject to the terms hereof, beginning
               ------------------------
     July 21, 1998, and at any time thereafter prior to January 21, 2003, Stockholders who collectively own a majority of the Registrable Securities then owned by the Stockholders may make a written request for registration under the Securities Act pursuant to this Section 2.1 of all or part of their Registrable Securities (a "Demand Registration"). Such request will specify the number of shares of Registrable Securities proposed to be sold (which, in any event, shall not be less than 1,000,000 shares in the aggregate) and will also specify the intended method of disposition thereof. Upon receipt of such written request, the Company shall (i) promptly give written notice of the proposed registration to all other Stockholders; and (ii) as soon as practicable, use commercially reasonable efforts to effect such a registration statement in accordance with Section
     2.7 hereof, and will also include in such registration all Registrable Securities of other Stockholders with respect to which the Company has received written requests for inclusion therein within 20 days after their receipt of the Company's notice. The Company shall be obligated to register Registerable Securities for the Purchasers pursuant to this
     Section 2.1 on one occasion only, unless solely because of the rights of the Existing Holders (as defined in Section 2.4) the Stockholders are not able to include 90% or more of the Registrable Securities they wish to include in such registration, in which case such registration shall not count under this Section 2.1. If such a registration has become effective but is subsequently withdrawn by the Company (but not withdrawn by any Stockholder or as a result of any action or omission by any Stockholder) before completion of the offering contemplated thereby, then such registration shall not count as the Demand Registration contemplated by this Section 2.

          (b)  Underwritten Public Offering.  If a Demand Registration is in the
               ----------------------------
     form of an Underwritten Public Offering, the Company shall select the managing underwriter or underwriters for such offering subject to the approval of the Company (which approval shall not be unreasonably withheld), and the Company shall enter into an underwriting agreement with such underwriter containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock to become effective (other than any registration of stock under or interests in any benefit or compensation plan, or registration in connection with any acquisition, or pursuant to any Rule 145 or similar transaction) during the effectiveness of a registration requested hereunder for an Underwritten Public Offering if, in the judgment of the managing underwriter or managing underwriters, such registration would adversely affect the offering of the Registrable Securities subject to the Demand Registration.

          (c)  Inclusion of Additional Shares.  The Company may include in a
               ------------------------------
     registration pursuant to Section 2.1(b) additional securities for its own account or for the account of other third parties in amounts as determined by the Company's Board of Directors ("Additional Shares"), so long as the inclusion thereof does not in any way exclude or otherwise impair the rights of Stockholders who have requested registration pursuant to Section 2.1(a) above to include in such registration all Registrable Securities so requested, subject only to the underwriters' market limitation specified in
     Section 2.3.

     Notwithstanding any other provision of this Section 2.1(c), if the lead underwriter managing the offering determines that, because of marketing factors, all of the Registrable Securities and Additional Shares requested to be registered may not be included in the offering, then all or a portion of the Additional Shares shall be excluded to the extent so required by such limitation, prior to the exclusion, if any, of Registrable Securities of the Stockholders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any person to the nearest 100 shares.

          (d)  Expenses.  In any registration initiated as a Demand
               --------
     Registration, the Company will pay all Registration Expenses in connection therewith, whether or not it becomes effective.

          (e)  S-3 Demand Registration.  As an alternative to Section 2.1(b),
               -----------------------
     during the term of this Agreement, the Stockholders may make a written request for a selling stockholders' shelf registration on Form S-3 (or any equivalent or successor form under the Securities Act) pursuant to this
     Section 2.1(e) (an "S-3 Demand Registration") of all or part of the Stockholders' Registrable Securities. Such request will specify the number of shares of Registrable Securities proposed to be registered (which shall not in any event be less than 250,000 shares) and will also specify the intended method(s) of disposition thereof. The Company will pay all Registration Expenses in connection with any S-3 Demand Registration.

          2.2  Piggyback Registration.
               ----------------------

          (a)  Notice of Registration. Subject to the terms hereof, beginning
               ----------------------
     July 21, 1998, if at any time or from time to time thereafter prior to January 21, 2003 (except as otherwise provided in Section 2.7), the Company shall determine to register any of its Common Stock for its own account relating to an Underwritten Public Offering, the Company shall:

               (i) promptly, but in any event at least 20 days before the Company files a registration statement for an Underwritten Public Offering, give to each Stockholder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, such Registrable Securities as each Stockholder may request in a writing delivered to the Company within 10 days after each Stockholder's receipt of the Company's written notice delivered pursuant to Section 2.1(a)(i) above.

          (b)  Right to Terminate Registration. The Company shall have the right
               -------------------------------
     to terminate or withdraw any registration initiated by it under this
     Section 2.2 prior to the effectiveness of such registration whether or not any Stockholder has elected to include its Registrable Securities in such registration, provided, however, that in such event, the Company shall promptly pay all reasonable out-of-pocket costs and expenses of the

     Stockholders (including, without limitation, all reasonable fees and disbursements of one law firm chosen to represent the Stockholders) incurred in connection with such terminated registration.

          2.3  Underwriting.  The right of each Stockholder to registration
               ------------
pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. Each Stockholder, and all other stockholders proposing to distribute their securities through such underwriting (in the case of Section 2.2 hereof) shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter(s) selected for such underwriting by the Company. Subject to the provisions of Section 2.4 below, if the managing underwriter(s) determine that marketing factors require a limitation of the number of shares of the selling stockholders to be underwritten, the managing underwriter(s) may limit some or all of the Registrable Securities that may be included in the registration and underwriting as follows: the number of Registrable Securities that may be included in the registration and underwriting by each Stockholder shall be determined by multiplying the number of shares of Registrable Securities of all selling stockholders of the Company which the managing underwriter(s) are willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Registrable Securities requested to be included in such registration and underwriting by each Stockholder, and the denominator of which is the total number of Registrable Securities which all selling stockholders of the Company have requested to have included in such registration and underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocable to any such person to the nearest 100 shares. If any Stockholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s), delivered not less than seven days before the effective date.

          2.4  Subordination of Registration Rights.
               ------------------------------------

     (a) Until September 30, 1998, in the event that the managing underwriter(s) of any underwriting shall inform the Company of its intention to limit the number of Registrable Securities to be included in any registration and underwriting pursuant to Section 2.3 above, all Registrable Securities held by Don V. Ingram, a resident of Dallas County, Texas, and PTX Partners, a Texas limited partnership (collectively, the "Existing Holders") who have notified the Company of their intent to include their Registrable Securities in such registration and underwriting pursuant to Section 2.2 above, shall be included in such registration and underwriting (subject to the terms of that certain Amended and Restated Registration Agreement dated September 30, 1988, as amended (the "1988 Agreement")), before the Stockholders shall be permitted to include any of their Registrable Securities in such registration and underwriting. In the event that additional Registrable Securities are available for inclusion in such registration and underwriting after the inclusion of the Existing Holders' Registrable Securities, then the number of Registrable Securities to be included in such registration and underwriting by the Stockholders shall be determined by multiplying the number of shares of Registrable Securities remaining after the inclusion of the Existing Holders' Registrable Securities which the managing underwriter is willing to include in such registration and underwriting, times a fraction, the numerator of which is the number of Registrable Securities requested to be included in such registration and underwriting by each Stockholder, and the denominator of which is the total number of Registrable Securities which all selling stockholders of the Company have requested to have included in such registration and underwriting.

     (b) The Company hereby agrees that if the Company, after the date hereof, grants to any person rights to register the Company's Common Stock under the Securities Act of 1933, as amended, ("Registration Rights") that provide for terms that are in any manner more favorable to the holder of such Registration Rights than the equivalent terms of this Agreement then in effect (or if the Company amends or waives any provision of any Registration Rights existing on the date hereof to provide for terms that are more favorable to the holder thereof than the equivalent terms of this Agreement), then the Company shall amend this Agreement to provide for any (or all) of such more favorable terms as Purchaser shall elect to include herein.

          2.5  No Other Registration Rights.  Except for (i) the rights granted
               ----------------------------
pursuant to the 1988 Agreement, (ii) the rights granted pursuant to the Registration Rights Agreement dated as of January 21, 1997, among the Company and the former stockholders of Rock Creek Aluminum, Inc., (iii) the rights granted pursuant to the Registration Rights Agreement dated as of November 4, 1997, among the Company and the former shareholders of Alchem Aluminum, Inc. and
(iv) the rights granted pursuant to this Agreement, the Company is not a party to, nor is it bound by any agreement with respect to its capital stock which grants registration rights to any person or entity.

          2.6  Expenses of Registration.  All Registration Expenses incurred in
               ------------------------
connection with all registrations pursuant to Sections 2.1 and 2.2 shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of any Stockholder shall be borne by such Stockholder in proportion to such Stockholder's percentage ownership of all selling Stockholders' Registrable Securities being registered.

          2.7  Registration Procedures.  Whenever the Stockholders have
               -----------------------
requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities under the Securities Act, as provided herein, and as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission (the "Commission") as soon as practicable but in no event later than ninety (90) days after receipt of a request to file a registration statement with respect to Registrable Securities, a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the sale of such issue of Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter; provided, that if the Company shall furnish to the Holders a certificate
     --------
     signed by the Chief Executive Officer of the Company stating that in the good faith reasonable judgment of the Board of Directors it would be significantly disadvantageous to the Company and its stockholders for such a registration statement to be filed on or before the date filing would be required or to become effective, the Company shall have an additional period of not more than one hundred eighty (180) days within which to file (or before which it requests the effectiveness of) such registration statement; and provided,
                                                                     --------
     further, that before filing a registration statement or prospectus or any
     -------
     amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Stockholders copies of all such documents proposed to be filed and (ii) notify each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all actions required to prevent the entry of such stop order or to remove it if entered;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities to be included in a registration statement copies of such registration statement as filed and each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company will not be
                                      --------
     required to (i) qualify generally to transact business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.7(d), (ii) subject itself to taxation in any such jurisdiction where it would not otherwise be subject to taxation or (iii) consent to general service of process in any such jurisdiction, but the Company will be required to consent to service of process in actions arising out of or in connection with the sale of the Registrable Securities or any violation of state securities laws;

          (e) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by any other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are required in order to expedite or facilitate the disposition of such Registrable Securities;

          (h) otherwise comply with all applicable rules and regulations of the Commission; and

          (i) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding matters relating to such seller's Registrable Securities as are customary and as the Company may from time to time reasonably request in writing.

          Each seller of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2.7(f) hereof, the seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.7(f) hereof, and, if so directed by the Company, such seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including the period referred to in Section 2.7(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.7(f) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 2.7(f) hereof.

          2.8  Preparation; Reasonable Investigation.  In connection with the
               -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give each seller of Registrable Securities, their underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

          2.9  Indemnification; Contribution.
               -----------------------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify,
               ------------------------------
     to the full extent permitted by law, each seller of Registrable Securities, its officers, directors, trustees, partners and agents and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses ("Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Company
                                           --------  -------
     will not be liable to the extent that such Losses arise from and are based on an untrue statement or omission or alleged untrue statement or omission of a material fact in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such seller.

          (b)  Indemnification by Seller of Registrable Securities.  In
               ---------------------------------------------------
     connection with any registration statement in which a seller of Registrable Securities is participating, each such seller will furnish to the Company in writing such information with respect to such seller as the Company reasonably requests for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any Losses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such Losses arise from and are based on an untrue statement or omission or alleged untrue statement or omission of a material fact in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company in an instrument duly executed by or on behalf of such seller. In no event shall a seller of Registrable Securities be required to contribute any amount under this Section 2.9 in excess of the lesser of (i) that proportion of the total of such Losses indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such seller or (ii) the net proceeds received by such seller from its sale of securities under such registration statement.

          (c) Conduct of Indemnification Proceedings.  Promptly after the
              --------------------------------------
     receipt by an indemnified party of a notice of any claim, action, suit or proceeding of any third party which is subject to indemnification hereunder, such party (the "Indemnified Party") shall give written notice of such claim to the party obligated to provide indemnification hereunder (the "Indemnifying Party"), stating the nature and basis of such claim and the amount thereof, to the extent known. Failure of the Indemnified Party to give such notice promptly shall not relieve the Indemnifying Party from any liability which it may have on account of this indemnification or otherwise, except to the extent that the Indemnifying Party is materially prejudiced thereby (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). The Indemnifying Party shall be entitled to participate in the defense of and, if it so chooses, to assume the defense of, or otherwise contest, such claim, action, suit or proceeding with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, that, the Indemnified Party shall be
                            --------
     entitled, to the extent it so elects and at its sole cost and expense, to assume and control the defense of any claim involving any equitable claim, including, but not limited to, injunctive relief. Upon the election by the Indemnifying Party to assume the defense of, or otherwise contest, such claim, action, suit or proceeding, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, although the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense. Notwithstanding the foregoing, the Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party, if, and only to the extent that (i) the Indemnifying Party has not employed counsel or counsel reasonably acceptable to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, (ii) the employment of counsel and the amount reimbursable therefor by the Indemnified Party has been authorized in writing by the Indemnifying Party or (iii) representation of the Indemnifying Party and the Indemnified Party by the same counsel would, in the reasonable determination of such Indemnified Party, constitute a conflict of interest (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party). The parties shall use commercially reasonable efforts to minimize Losses from claims by third parties and shall act in good faith in responding to, defending against, settling or otherwise dealing with such claims, notwithstanding any dispute as to liability as between the parties under this Section 2.9. The parties shall also cooperate in any such defense, give each other reasonable access to all information relevant thereto and make employees and other representatives available on a mutually convenient basis to provide additional information and explanation of any material provided in connection therewith. Whether or not the Indemnifying Party shall have assumed the defense, the Indemnifying Party shall not be obligated to indemnify the other party hereunder for any settlement entered into without the Indemnifying Party's prior written consent, which consent shall not be unreasonably withheld or delayed.

          (d)  Contribution. If the indemnification provided for in this Section
               ------------
     2.9 is for any reason held by a court of competent jurisdiction to be unavailable to an Indemnified Party in respect of any Losses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party and the Indemnified Party, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party and the Indemnified Party in connection with the action or inaction which resulted in such Losses, as well as any other relevant equitable considerations. In connection with any registration of the Company's securities, the relative benefits received by the Indemnifying Party and the Indemnified Party shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Indemnifying Party and the Indemnified Party, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the securities so offered. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Indemnifying Party and the Indemnified Party agree that it would not be just and equitable if contribution pursuant to the foregoing paragraph were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In connection with any registration of the Company's securities, in no event shall a seller of Registrable Securities be required to contribute any amount under this Section 2.9 in excess of the lesser of (i) that proportion of the total of such Losses indemnified against equal to the proportion of the total securities sold under such registration statement which is being sold by such seller or (ii) the net proceeds received by such seller from its sale of securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

          2.10 Participation in Underwritten Registrations.  No Person may
               -------------------------------------------
participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          2.11 Certain Information.  Each Stockholder agrees, with respect to
               -------------------
any Registrable Securities included in any registration, to furnish to the Company such information regarding such Stockholder, the Registrable Securities and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Sections 2.1 or 2.2.

          2.12 Rule 144 Reporting. With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (such term being used herein as defined in Rule 144 promulgated under the Securities Act) to the public without registration, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

          (c) So long as any Stockholder owns any Restricted Securities, to furnish to such Stockholder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other non-confidential reports and documents of the Company and other non-confidential information in the possession of or reasonably obtainable by the Company as such Stockholder may reasonably request in availing himself of any rule or regulation of the Commission allowing Stockholder to sell any such securities without registration.

          2.13 Holdback Agreements.  Each Stockholder agrees not to effect any
               -------------------
public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 30 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), unless the Company in the case of a non-Underwritten Public Offering, or the managing underwriter(s) in the case of an Underwritten Public Offering, otherwise agree or consent in writing.

     3.   Miscellaneous.
          -------------

          3.1  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of Texas.

          3.2  No Transfer; Termination.  The registration rights contemplated
               ------------------------
herein are not transferable, except (i) by operation of law and by the laws of descent and distribution, (ii) to any member of a Stockholder's immediate family, (iii) to any beneficiaries of any Stockholder which is a trust or foundation, or (iv) to any trust, partnership or other entity as to which all of the beneficiaries or partners consist of a Stockholder or members of such Stockholder's immediate family. The registration rights granted herein shall terminate, and the registration rights will not be exercisable by any Stockholder (or such Stockholder's lawful assigns or transferees pursuant to this Section 3.2) after said termination date, on January 21, 2003.

          3.3  Entire Agreement; Amendment. This Agreement constitutes the full
               ---------------------------
and entire understanding and agreement between the parties with regard to the subject matter hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated only upon the written consent of the Company and those Stockholders who are the record holders of at least a majority of the Shares issued pursuant to the Purchase Agreement.

          3.4  Notices.   All notices or other communications which are required
               -------
or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.



          Stockholders:

               c/o Mr. M. Russ Robinson
               U.S. Zinc Corporation
               6020 Navigation St.
               Houston, TX 77001
               Facsimile No.: (713) 923-1783

          Company:

               Mr. Don V. Ingram
               IMCO Recycling Inc.
               5215 North O'Connor Blvd.
               Irving, Texas 75039
               Facsimile No.: (972) 401-7342

          3.5  Delays or Omissions. Except as expressly provided herein, no
               -------------------
delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

          3.6  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          3.7  Severability. In the event that any provision of this Agreement
               ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          3.8  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

          3.9  Construction.  Whenever the context requires, the gender of all
               ------------
words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

                           [Signature page follows]

     IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this agreement effective upon the date first set forth above.

                                        COMPANY:

                                        IMCO RECYCLING INC.

                                        By: ____________________________________
                                        Title: _________________________________


                                        STOCKHOLDERS:


                                        THE MINNETTE AND JEROME ROBINSON
                                        COMMUNITY PROPERTY TRUST


                                        By: ____________________________________
                                                Jerome Robinson, Trustee


                                        By: ____________________________________
                                                Minnette Robinson, Trustee

                                        KANALY TRUST COMPANY, Co-Trustee (in its fiduciary capacity as Co-Trustee and not otherwise)

                                        By: ____________________________________
                                                Joan L. Romans, Sr. Vice
                                        President and Trust Officer


                                        THE MINNETTE AND JEROME ROBINSON
                                        FOUNDATION

                                        By: ____________________________________
                                            Dvosha G. Roscoe, Vice President

                                        THE MINNETTE AND JEROME ROBINSON
                                        CHARITABLE REMAINDER TRUST


                                        KANALY TRUST COMPANY, Trustee (in its
                                        fiduciary capicity as sole Trustee and
                                        not otherwise)

                                        By: ____________________________________
                                                Joan L. Romans, Sr. Vice
                                        President and Trust Officer



                                        ________________________________________
                                        M. RUSS ROBINSON


                                        ________________________________________
                                        HOWARD ROBINSON


                                        ________________________________________
                                        MINDY ROBINSON BROWN